MORTGAGE LOAN PURCHASE AGREEMENT


          This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of December 11, 1996, between Citicorp Real Estate, Inc. as seller (the "Seller") and Mortgage Capital Funding, Inc. as purchaser (the "Purchaser").

          The Seller desires to sell, assign, transfer and otherwise convey to or at the direction of the Purchaser, and the Purchaser desires to purchase (for its own benefit or on behalf of the Trust Fund (as defined below)), subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof. Certain of the Mortgage Loans (the "PNC Mortgage Loans") were purchased by the Seller from PNC Bank, National Association ("PNC Bank") pursuant to a mortgage loan purchase agreement, dated the date hereof (the "PNC Mortgage Loan Purchase Agreement"), between PNC Bank and the Seller. Certain of the Mortgage Loans (the "NMCC Mortgage Loans"; all Mortgage Loans which are not NMCC Mortgage Loans, the "CREI Mortgage Loans") were purchased by the Seller from NationsBanc Mortgage Capital Corporation ("NMCC") pursuant to a mortgage loan purchase agreement, dated the date hereof (the "NMCC Mortgage Loan Purchase Agreement"), between NMCC and the Seller.

          The Purchaser intends to create a trust fund (the "Trust Fund"), the primary assets of which will be the Mortgage Loans, and beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch Investors Service, L.P. and/or Moody's Investors Service, Inc., (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement, dated as of December 1, 1996 (the "Pooling and Servicing Agreement"), among the Purchaser as sponsor, the Seller as mortgage loan seller, NMCC as an additional warranting party, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), LaSalle National Bank as trustee (in such capacity, the "Trustee") and REMIC administrator (in such capacity, the "REMIC Administrator") and ABN AMRO Bank N.V. as fiscal agent. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

          The Purchaser intends to sell the Certificates to Citibank, N.A. ("Citibank") and NationsBanc Capital Markets, Inc. ("NationsBanc") pursuant to, in the case of the Registered Certificates, an underwriting agreement dated the date hereof (the "Underwriting Agreement") and, in the case of the remaining Certificates (the "Non-Registered Certificates"), a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement").

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          (a) The Seller agrees to sell, assign, transfer and otherwise convey to or at the direction of the Purchaser, and the Purchaser agrees to purchase (for its own benefit or on behalf of the Trust Fund), the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on December 19, 1996 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on December 1, 1996 (the "Cutoff Date"), the Mortgage Loans will have an aggregate principal balance (the "Initial Pool Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $458,055,542, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be equal to 106.59% of the Initial Pool Balance ($488,228,337), plus accrued interest and shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date (or by such other method as the Purchaser and the Seller may agree).

          (b) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign, or will direct the Seller to assign, to the Trustee, and the Trustee will succeed to, all of the right, title and interest of the assigning party in and to the Mortgage Loans.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) On the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller shall transfer, assign, set over and otherwise convey to the Purchaser or, if so directed, to the Trustee, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

          (b) The Purchaser or the Trustee, as the case may be, shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

          (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Trustee or to a custodian designated by the Trustee (a "Custodian") all documents required to be delivered by the Seller under the Pooling and Servicing Agreement and shall otherwise comply with all conveyance requirements thereof.

          (d) The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser or the Trustee, as the case may be, as a sale.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review.

          The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files relating to the Mortgage Loans shall not affect the Purchaser's or the Trustee's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties contemplated by Section 4.

          SECTION 4. Representations, Warranties and Covenants of the Seller.

          (a) The Seller shall make such representations and warranties regarding itself and the Mortgage Loans as are required under the Pooling and Servicing Agreement.

          (b) In addition, the Seller hereby represents and warrants to, and covenants with, the Purchaser, and for the benefit of Citibank, NationsBanc and NMCC as of the date hereof that:

          (i) The Seller is a corporation duly organized validly existing and in good standing under the laws of the state of Delaware, and is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Seller, and the performance and compliance with the terms of this Agreement by the Seller, will not violate the Seller's articles of incorporation and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller

          (vi) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

          (vii) To the extent of the information included therein in reliance on the Seller's Information, none of the Prospectus, the Memorandum or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in the case of any Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors). (Seller's Information, Prospectus, Memorandum, Registration Statement, No-Action Letters, Computational Materials, ABS Term Sheets and Seller's Information are each defined in
     Section 8.)

          SECTION 5. Repurchases.

          The Seller shall repurchase (or cause an affiliate to purchase) any Mortgage Loan required to be repurchased by it under, and in accordance with, the Pooling and Servicing Agreement.

          SECTION 6. Closing.

          The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048 at 10:00 a.m., New York City time, on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Seller specified herein and in the Pooling and Servicing Agreement shall be true and correct as of the Closing Date;

          (ii) All documents specified in Section 7 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Seller shall have delivered and released to the Trustee, the Master Servicer or a Custodian, as applicable, all documents and funds required to be so delivered pursuant to the Pooling and Servicing Agreement;

          (iv) The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its sole determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (vi) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

          (vii) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents.

          The Closing Documents shall consist of the following:

          (a) This Agreement duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement duly executed and delivered by the Purchaser, the Seller and the other parties thereto;

          (b) An Officer's Certificate substantially in the form of Exhibit B-1 hereto, executed by the Secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Purchaser and each underwriter or other initial purchaser of the Certificates (each, a "Certificate Purchaser") may rely, attaching thereto as exhibits the articles of incorporation and by-laws of the Seller;

          (c) A certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware, dated not earlier than 45 days prior to the Closing Date;

          (d) A certificate of the Seller substantially in the form of Exhibit B-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and each Certificate Purchaser may rely;

          (e) A written opinion of Stephen E. Dietz, Esq., or other counsel for the Seller, substantially in the form of Exhibit B-3 hereto (with any modifications required by either Rating Agency, and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser), dated the Closing Date and addressed to the Purchaser, each Certificate Purchaser and each Rating Agency, together with such other written opinions as may be required by a Rating Agency;

          (f) One or more accountant's comfort letters relating to the information regarding the Mortgage Loans contained in the Offering Documents that is of a statistical nature; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8. Indemnification.

          (a) The Seller agrees to indemnify and hold harmless the Purchaser, Citibank, NationsBanc, NMCC, their respective officers and directors, and each person, if any, who controls the Purchaser, Citibank, NationsBanc or NMCC within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law, by contractual arrangement or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or the Memorandum, or in any revision or amendment thereof or supplement thereto, or in any other filing incorporated by reference therein, or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that such untrue statement, alleged untrue statement, omission or alleged omission was made in reliance upon (i) written or oral information regarding the CREI Mortgage Loans, the related Mortgaged Properties or the related Mortgagors, furnished to the Purchaser, Citibank and/or NationsBanc, directly or indirectly, by the Seller or approved by the Seller and used in connection with the preparation of the Memorandum, the Prospectus or any Computational Materials or ABS Term Sheets with respect to the Registered Certificates or (ii) any representations, warranties, statements or covenants of the Seller contained in this Agreement or any document or certificate delivered pursuant hereto (the foregoing items (i) and (ii), the "Seller's Information"). For purposes of the foregoing, "Registration Statement" shall mean collectively the registration statement No. 33-25068 filed by MCFI on Form S-11 and declared effective on October 25, 1988 and the registration statement No. 33-63924 filed by MCFI on Form S-3 and declared effective on August 24, 1993; "Prospectus" shall mean the prospectus dated December 11, 1996, as supplemented by the prospectus supplement dated December 11, 1996, relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated December

11, 1996, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no- action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

          (b) Promptly after receipt by any person entitled to indemnification under this Section 8 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 8; provided, however, that any increase in such liability as a result of such failure to notify shall not be an expense of the indemnifying party. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser and the indemnifying party, representing all the indemnified parties under Section 8(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

          (c) If the indemnification provided for in this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

          (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 8(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 8(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 8, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The indemnity and contribution agreements contained in this
Section 8 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, any of its directors or officers, or any person controlling the Purchaser and (iii) acceptance of and payment for any of the Certificates.

          SECTION 9. Costs.

          The parties hereto acknowledge that all costs and expenses in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be paid by the Underwriters in accordance with the Agreement Among Underwriters dated October 30, 1996, between Citibank and NationsBanc.

          SECTION 10. Third Party Beneficiaries.

          (a) Citibank, NationsBanc and NMCC are intended third party beneficiaries of the representations, warranties and covenants made by the Seller in Sections 4 and 8 of this Agreement and, to the extent they affect the rights of Citibank, NationsBanc and NMCC as third party beneficiaries under such Sections 4 and 8, the covenants of the Seller made in the other provisions of this Agreement, in all cases solely with respect to any rights and benefits as such third party beneficiary relating to the CREI Mortgage Loans. It is acknowledged that such representations, warranties and covenants of the Seller may be enforced by Citibank, NationsBanc and NMCC to the same extent as if they were parties hereto.

          (b) Each of the officers, directors, employees, agents, controlling persons and affiliates of Citibank, NationsBanc and NMCC is an intended third party beneficiary of the representations, warranties, covenants and indemnities of the Seller set forth in Sections 4 and 8 of this Agreement and, to the extent they affect the rights of Citibank, NationsBanc and NMCC as third party beneficiaries under such Sections 4 and 8, the covenants of the Seller made in the other provisions of this Agreement. It is acknowledged and agreed that such representations, warranties, covenants and indemnities may be enforced by or on behalf of such persons or entities against the Seller to the same extent as if it was a party hereto.

          SECTION 11. Compliance with Pooling and Servicing Agreements.

          CREI agrees that it will comply with all of its respective obligations under the Pooling and Servicing Agreement, including without limitation its repurchase obligations pursuant to Section 2.03 of the Pooling and Servicing Agreement.

          SECTION 12. Notices.

          All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Purchaser, addressed to the Purchaser at 399 Park Avenue, New York, New York 10043,
Attention: Mortgage Finance, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to the Seller at 399 Park Avenue, 3rd Floor, New York, New York 10043, Attention:
Mr. Richard L. Jarocki, Jr., or to such other address as the Seller may designate in writing to the Purchaser.

          SECTION 13. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

          SECTION 14. Severability of Provisions.

          Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 15. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          SECTION 16. GOVERNING LAW.

          THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND
RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 17. Further Assurances.

          The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 18. Successors and Assigns.

          The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 8.

          SECTION 19. Amendments.

          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced; provided, however, that notwithstanding the foregoing and any other provisions of this Agreement, no term or provision of this Agreement shall be waived or modified in any manner that would affect the rights hereunder of any third party beneficiary identified in Section 10 hereof without the consent of such third party beneficiary.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        CITICORP REAL ESTATE, INC.


                                        By:
                                           --------------------------
                                        Name:
                                        Title:


                                        MORTGAGE CAPITAL FUNDING, INC.


                                        By:
                                           --------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


     Loan                                                                             Zip    Mortgage     Original     Cut-Off Date
    Number     Property  Address                          City                  State Code     Rate        Balance       Balance
-----------------------------------------------------------------------------------------------------------------------------------
   650927-1    11685 Sunset Hills Road                    Reston                VA   22090    8.930%      $19,500,000   $19,422,636
   655165-6    1502-1910 Sweetwater Road                  National City         CA   91950    9.150%      $15,669,000   $15,648,735
   643088-7    6600 Stage Road                            Bartlett              TN   38134    8.800%       $9,730,000    $9,713,257
   655143-6    33523 Eight Mile Road                      Livonia               MI   48152    9.490%       $9,097,409    $9,083,850
   650708-2    610 Montgomery Highway                     Vestavia Hills        AL   35216    9.490%       $8,880,000    $8,852,786
   650890-0    Snowmass Village                           Pitkin County         CO   81615    9.510%       $7,200,000    $7,185,506
   655144-9    37100-37164 Six Mile Road                  Livonia               MI   48152    10.100%      $3,276,328    $3,272,036
   650443-8    9852 Chapman Avenue                        Garden Grove          CA   92641    9.210%       $2,833,500    $2,796,196
   650645-2    10800-10820 Rhode Island Avenue            Beltsville            MD   20705    9.960%       $2,200,000    $2,191,513
   655166-9    586 Connecticut Avenue                     Norwalk               CT   06854    8.320%       $1,900,000    $1,889,891
   650942-0    9666-9710 Mentor Avenue                    Mentor                OH   44060    8.170%       $1,275,000    $1,240,869
   655131-3    NEC East 4th Street & Eastern Avenue       Moore                 OK   73160    9.170%       $1,225,000    $1,225,000
   650846-3    10444-10466 Dumfries Road                  Manassas              VA   22110    9.960%       $1,100,000    $1,095,757
   650940-4    1585-1603 Capital Avenue NE                Battle Creek          MI   49014    8.860%       $1,100,000    $1,094,933
   650919-0    3200 Arville Street                        Las Vegas             NV   89102    8.190%       $7,200,000    $7,185,961
   655148-1    1337-1359 Fox Run Drive                    Willoughby            OH   44094    8.375%       $6,525,000    $6,369,980
   655174-0    2100 Walnut Street                         Philadelphia          PA   19146    9.020%       $4,800,000    $4,782,738
   650572-5    575 East Torrey Street                     New Braunfels         TX   78130    8.900%       $4,487,500    $4,471,039
   650903-5    400 East Broad Street                      Newnan                GA   30263    8.550%       $4,250,000    $4,247,452
   655151-7    1151 Meadow Lane                           Waterloo              IA   50701    8.740%       $3,275,000    $3,269,294
   655147-8    33-26 Cooper Place                         New Haven             CT   06050    10.000%      $3,180,000    $3,141,078
   655178-2    201 S. 13th Street                         Philadelphia          PA   19146    9.170%       $3,150,000    $3,138,950
   655172-2    380 Daleville Road                         Willington            CT   06279    9.000%       $3,000,000    $2,994,628
   644110-6    3475 Steve Road                            Memphis               TN   38111    8.820%       $2,947,000    $2,938,521
   655149-4    8176 South 1300 East                       Sandy                 UT   84094    9.000%       $2,775,000    $2,695,148
   650872-2    564 Cypress Lane                           Greenville            MS   38701    8.990%       $2,450,000    $2,445,947
   655173-7    2031 South Street                          Philadelphia          PA   19146    9.120%       $2,165,000    $2,157,342
   650886-1    10621 Monaco Drive                         Jacksonville          FL   32218    9.010%       $1,930,000    $1,927,888
   655150-4    455 West State Street                      Trenton               NJ   08650    10.000%      $1,923,000    $1,902,552
   655175-3    429 S. Baltimore St.                       Dillsburg (Harrisburg)PA   17019    9.220%       $1,875,000    $1,871,763
   650886-7    2625 Belvedere Drive                       Jackson               MS   39212    8.990%       $1,867,000    $1,861,958
   650905-1    1466 Birch Bend Road                       Memphis               TN   38116    9.060%       $1,850,000    $1,846,983
   655177-9    Duck Creek Road                            Clayton (Dover)       DE   19938    9.070%       $1,830,000    $1,821,810
   650875-1    3373 Regal Plaza Drive                     Memphis               TN   38116    8.680%       $1,650,000    $1,645,114
   655158-8    541-7 West 180th Street                    New York              NY   10033    8.510%       $1,600,000    $1,598,452
   650772-3    3491 Graceland Drive                       Memphis               TN   38116    9.300%       $1,600,000    $1,593,107
   655159-1    1111 Musken Road                           Abilene               TX   79604    8.970%       $1,500,000    $1,498,655
   655176-6    1216-18 Walnut Street                      Philadelphia          PA   19146    9.170%       $1,500,000    $1,494,738
   655089-3    1433 Covington Road                        Piqua     (iii)       OH   45356    9.530%         $720,000      $717,015
   655089-3    311 Jefferson Avenue                       Urbana     (iii)      OH   43078    9.530%         $780,000      $776,766
   650773-6    4187 Rainbranch Drive                      Memphis               TN   38116    8.990%       $1,379,500    $1,375,668
   655179-5    3920 Broadway                              New York              NY   10032    8.500%       $1,200,000    $1,198,837
   650868-3    1224 29th Street                           Gulfport              MS   39501    9.100%       $1,200,000    $1,197,403
   655130-0    1117 South Street                          Wilmington            OH   45177    9.140%       $1,200,000    $1,195,769
   655137-1    6090 Terry Road                            Jacksonville          FL   32216    9.470%       $1,190,000    $1,186,029
   655138-4    2015 N. McCord Road                        Lucas County          OH   43615    9.470%       $1,140,000    $1,136,196
   655134-2    145 Newell Street                          Painesville Twnshp    OH   44077    9.420%       $1,120,000    $1,116,231
   650547-9    7225 Crane Avenue                          Jacksonville          FL   32216    9.140%         $850,000      $849,095
   655142-3    8800-8888 Kempwood Drive                   Houston               TX   77080    8.800%         $775,000      $773,666
   655086-4    1500 Monument Road                         Jacksonville          FL   32225    9.520%         $735,000      $731,947
   655168-5    80 Cottontail Lane                         Somerset              NJ   08873    9.290%       $4,300,000    $4,296,346
   650996-7    15,19,23 & 27 Midstate Drive               Auburn                MA   01501    9.510%       $3,640,000    $3,634,015
   655125-8    5401 Kingston Pike                         Knoxville             TN   37919    9.070%       $2,500,000    $2,500,000
   655104-1    3085 Reid Road                             Grand Blanc           MI   48439    10.250%      $6,600,000    $6,366,623
   655105-4    23801 Industrial Park                      Farmington Hills      MI   48024    9.900%       $5,964,666    $5,778,934
   650907-7    994 Riverview Drive                        Totowa                NJ   07512    9.230%       $4,200,000    $4,185,412

                  Remaining
               Term to Stated    Stated                                             Primary
     Loan         Maturity      Maturity                  Monthly       Admin.     Servicing    Estate        Loan
    Number        (Months)        Date      Due Date      Payment      Fee Rate    Fee Rate    Interest      Seller
---------------------------------------------------------------------------------------------------------------------
   650927-1          113         5/1/06        1st      $155,920.25     0.217%      0.080%    Fee Simple      CREI
   655165-6          118         10/1/06       1st      $129,570.12     0.262%      0.125%    Fee Simple      CREI
   643088-7          117         9/1/06        1st       $76,893.68     0.217%      0.080%    Fee Simple      CREI
   655143-6          117         9/1/06        1st       $76,429.58     0.262%      0.125%    Fee Simple      CREI
   650708-2          115         7/1/06        1st       $75,583.46     0.262%      0.125%    Fee Simple      CREI
   650890-0          117         9/1/06        1st       $61,853.13     0.262%      0.125%    Fee Simple      CREI
   655144-9          117         9/1/06        1st       $28,994.50     0.262%      0.125%    Fee Simple      CREI
   650443-8          175         7/1/11        1st       $29,094.29     0.262%      0.125%    Fee Simple      CREI
   650645-2          115         7/31/06       1st       $19,929.42     0.262%      0.125%    Fee Simple      CREI
   655166-9          178         10/1/11       1st       $18,210.53     0.262%      0.125%    Fee Simple      CREI
   650942-0          81          9/1/03        1st       $19,980.58     0.262%      0.125%    Fee Simple      CREI
   655131-3          120         12/1/06       1st       $10,423.14     0.262%      0.125%    Fee Simple      CREI
   650846-3          115         7/31/06       1st        $9,964.71     0.262%      0.125%    Fee Simple      CREI
   650940-4          117         9/1/06        1st        $9,798.16     0.262%      0.125%    Fee Simple      CREI
   650919-0          117         9/1/06        1st       $53,787.80     0.262%      0.125%    Fee Simple      CREI
   655148-1          86          2/1/04        1st       $49,594.71     0.262%      0.125%    Fee Simple      CREI
   655174-0          116         8/1/06        1st       $40,347.19     0.262%      0.125%    Fee Simple      CREI
   650572-5          116         8/1/06        1st       $37,352.12     0.262%      0.125%    Fee Simple      CREI
   650903-5          119         11/1/06       1st       $32,829.54     0.262%      0.125%    Fee Simple      CREI
   655151-7          117         9/1/06        1st       $25,741.05     0.262%      0.125%    Fee Simple      CREI
   655147-8          59          11/1/01       1st       $27,906.77     0.262%      0.125%    Fee Simple      CREI
   655178-2          116         8/1/06        1st       $26,802.35     0.262%      0.125%    Fee Simple      CREI
   655172-2          118         10/1/06       1st       $25,175.89     0.262%      0.125%    Fee Simple      CREI
   644110-6          115         7/1/06        1st       $23,331.55     0.262%      0.125%    Fee Simple      CREI
   655149-4          91          7/1/04        1st       $23,287.70     0.262%      0.125%    Fee Simple      CREI
   650872-2          117         9/1/06        1st       $19,695.63     0.262%      0.125%    Fee Simple      CREI
   655173-7          116         8/1/06        1st       $18,346.84     0.262%      0.125%    Fee Simple      CREI
   650886-1          118         10/1/06       1st       $15,543.11     0.262%      0.125%    Fee Simple      CREI
   655150-4          62          2/1/02        1st       $16,875.70     0.262%      0.125%    Fee Simple      CREI
   655175-3          118         10/1/06       1st       $16,018.36     0.262%      0.125%    Fee Simple      CREI
   650886-7          117         9/1/06        1st       $15,655.01     0.262%      0.125%    Fee Simple      CREI
   650905-1          117         9/1/06        1st       $14,965.46     0.262%      0.125%    Fee Simple      CREI
   655177-9          115         7/1/06        1st       $15,445.11     0.262%      0.125%    Fee Simple      CREI
   650875-1          115         7/1/06        1st       $12,898.16     0.262%      0.125%    Fee Simple      CREI
   655158-8          119         11/1/06       1st       $12,894.42     0.262%      0.125%    Fee Simple      CREI
   650772-3          115         7/1/06        1st       $13,757.36     0.262%      0.125%    Fee Simple      CREI
   655159-1          119         11/1/06       1st       $12,557.14     0.262%      0.125%    Fee Simple      CREI
   655176-6          116         8/1/06        1st       $12,763.02     0.287%      0.150%    Fee Simple      CREI
   655089-3          115         7/1/06        1st        $6,305.64     0.262%      0.125%    Fee Simple      CREI
   655089-3          115         7/1/06        1st        $6,831.11     0.262%      0.125%    Fee Simple      CREI
   650773-6          115         7/1/06        1st       $11,089.84     0.262%      0.125%    Fee Simple      CREI
   655179-5          119         11/1/06       1st        $9,662.73     0.262%      0.125%    Fee Simple      CREI
   650868-3          116         8/1/06        1st        $9,741.94     0.262%      0.125%    Fee Simple      CREI
   655130-0          116         8/1/06        1st       $10,185.65     0.262%      0.125%    Fee Simple      CREI
   655137-1          116         8/1/06        1st       $10,372.18     0.262%      0.125%    Fee Simple      CREI
   655138-4          116         8/1/06        1st        $9,936.38     0.262%      0.125%    Fee Simple      CREI
   655134-2          116         8/1/06        1st        $9,723.19     0.262%      0.125%    Fee Simple      CREI
   650547-9          118         10/1/06       1st        $6,925.09     0.262%      0.125%    Fee Simple      CREI
   655142-3          117         9/1/06        1st        $6,124.62     0.262%      0.125%    Fee Simple      CREI
   655086-4          115         7/1/06        1st        $6,431.89     0.262%      0.125%    Fee Simple      CREI
   655168-5          119         11/1/06       1st       $36,943.18     0.262%      0.125%    Fee Simple      CREI
   650996-7          118         10/1/06       1st       $31,827.87     0.262%      0.125%    Fee Simple      CREI
   655125-8          120         12/1/06       1st       $21,099.88     0.262%      0.125%    Fee Simple      CREI
   655104-1          59          11/1/01       1st       $64,788.46     0.262%      0.125%    Fee Simple      CREI
   655105-4          40          4/1/00        1st       $54,303.93     0.262%      0.125%    Fee Simple      CREI
   650907-7          116         8/1/06        1st       $35,910.09     0.262%      0.125%    Fee Simple      CREI

     Loan                                                                             Zip    Mortgage     Original     Cut-Off Date
    Number     Property  Address                          City                  State Code     Rate        Balance       Balance
-----------------------------------------------------------------------------------------------------------------------------------
  655171-1     3701 Dillon Street                         Baltimore             MD   21224    9.040%       $1,450,000    $1,448,715
    300003     10440 Portsmouth Road                      Manassas              VA   22110    9.190%       $8,419,800    $8,413,092
    300009     11711 Parklawn Dr. & 5040 Boiling          Rockville             MD   20852    9.310%       $7,650,000    $7,637,568
                  Brook Parkway
    300022     SWC Mallory Lane and Moores Lane           Brentwood             TN   37027    9.060%       $7,000,000    $6,990,360
    300002     MD. Rt. 194 & Glade Blvd.                  Walkersville          MD   21793    9.060%       $5,527,400    $5,510,475
    962135     GA Highway 9 at Hutchinson Road            Cumming               GA   30128    8.370%       $5,550,000    $5,476,240
    100131     11820 Northeast Fourth Plain Road          Orchards              WA   98682    9.170%       $4,400,000    $4,380,094
    962151     9801-9965 Pines Blvd.                      Pembroke Pines        FL   33026    8.640%       $4,365,000    $4,344,036
    300023     436 Broadway                               Methuen               MA   01844    9.510%       $3,750,000    $3,744,832
    100143     SWC SR 434 & Montgomery Road               Altamonte Springs     FL   32714    8.930%       $3,500,000    $3,494,534
    100136     Hwy. 70A and Hwy. 301                      Selma                 NC   27577    9.150%       $3,028,850    $3,021,660
    951114     East 96th Street & Lantern Road            Fishers               IN   46038    8.750%       $3,000,000    $2,977,108
    962128     1721 University Drive                      Pembroke Pines        FL   33024    9.170%       $2,780,000    $2,742,200
    100125     425 Sigman Road                            Conyers               GA   30207    8.920%       $2,752,258    $2,739,134
    962156     3024 Peachtree Road                        Atlanta               GA   30305    9.150%       $2,700,000    $2,688,701
    962153     6700 North University Drive                Tamarac               FL   33321    8.640%       $2,610,000    $2,597,465
    951122     US Highway 64 East                         Plymouth              NC   27962    8.670%       $2,600,000    $2,577,306
    300013     3580-3590 Hwy 17-92                        Lake Mary             FL   60261    9.240%       $2,550,000    $2,544,053
    100122     4001 Government Blvd.                      Mobile                AL   36693    9.280%       $2,453,000    $2,442,160
    300012     912-980 Bragg Road                         Fredericksburg        VA   22407    9.350%       $2,429,000    $2,420,553
    962152     1230-1324 Military Trail                   Palm Beach            FL   33409    8.640%       $2,425,000    $2,413,353
    300019     445 State Road 13                          Jacksonville          FL   32259    8.960%       $2,200,000    $2,174,417
    300004     13200 SW 8th Street                        Miami                 FL   33184    9.630%       $2,104,000    $2,098,307
    300025     Hwy 421 at Golden Road                     Wilmington            NC   28412    8.940%       $1,950,000    $1,948,246
    100138     SE Quad. of I-85 & SR 56                   Creedmoor             NC   27522    8.720%       $1,950,000    $1,943,590
    100066     1716 17th Street                           Sarasota              FL   34231    8.500%       $1,950,000    $1,939,865
    100090     2610-2788 SW 137th Ave. at Coral Way       Miami                 FL   33175    9.730%       $1,819,400    $1,805,929
    300026     150 Andrews Road                           Fayetteville          NC   28311    8.720%       $1,800,000    $1,798,347
    962136     11411 North Dale Mabry Highway             Tampa                 FL   33618    8.670%       $1,800,000    $1,786,085
    962129     4800 Biscayne Blvd.                        Miami                 FL   33137    8.660%       $1,768,000    $1,754,310
    100089     2400-2486 SW 137th Ave. at Coral Way       Miami                 FL   33175    9.730%       $1,762,400    $1,749,351
    100146     US Hwy 17 & Maplehurst Road                Jacksonville          NC   28540    9.400%       $1,739,052    $1,733,073
    100121     Hwy. 105 & Hwy. 184                        Town of Seven Devils  NC   28604    9.110%       $1,715,200    $1,707,341
    100142     2485 Monument Road                         Jacksonville          FL   32225    8.960%       $1,700,000    $1,680,231
    300018     Hwy. 49 at Dedeaux Road                    Gulfport              MS   38503    9.190%       $1,635,000    $1,631,149
    300021     4121 Hillsboro Road                        Nashville             TN   37215    9.670%       $1,279,600    $1,277,898
    100145     U.S. 13/17                                 Williamston           NC   27892    9.150%       $1,175,000    $1,170,724
    951126     4319 Ft. Jackson Blvd.                     Columbia              SC   29205    8.290%       $1,140,000    $1,124,700
    962144     1401 Tahoka Road                           Brownfield     (ii)   TX   79316    8.010%       $1,150,000    $1,119,894
    962150     2100, 2300 & 2500 Winchester Place         Spartanburg           SC   29301    9.760%         $935,000      $927,998
    100213     4320 Koval Lane                            Las Vegas             NV   89109    8.700%      $22,700,000    22,679,038
    100214     2500 East Karen Street                     Las Vegas             NV   89121    8.805%       $9,002,000    $8,993,939
    100192     3320-3360 Topaz Lane & 3321 Quartz Lane    Fullerton             CA   92631    8.990%       $6,741,000    $6,729,491
    100178     3942 Holly Road                            Corpus Christi        TX   78415    9.110%       $6,488,000    $6,453,255
    100209     1500 Champion Pines Lane                   Augusta               GA   30909    8.470%       $6,050,000    $6,050,000
    100229     6031 Pineland Drive                        Dallas                TX   75231    8.620%       $5,020,000    $5,017,033
    100196     2301 Godby Road                            College Park          GA   30349    8.930%       $4,700,000    $4,691,829
    100118     4141 Jackson Street EXT                    Alexandria            LA   71303    8.050%       $4,638,000    $4,606,248
    100187     840 17th Street                            San Diego             CA   92101    8.665%       $4,560,000    $4,546,455
    100185     6700 Northwest 16th Street                 Oklahoma City         OK   73127    9.160%       $4,200,000    $4,177,693
    100197     9971 Jefferson Highway                     Baton Rouge           LA   70809    8.510%       $4,000,000    $3,993,645
    100195     2012 West Second St.                       Long Beach            MS   39560    9.040%       $3,200,000    $3,192,988
    100210     74 Woodbine Street                         Kernersville          NC   27284    8.500%       $2,650,000    $2,650,000
    100204     2255 Grand Concourse                       Bronx                 NY   10453    8.660%       $2,375,000    $2,373,608
    100170     913 Honeysuckle Rd.                        Dothan                AL   36301    8.240%       $2,350,000    $2,337,695
    100183     1601 North MacArthur Blvd.                 Oklahoma City         OK   73127    9.160%       $2,000,000    $1,989,377

                  Remaining
               Term to Stated    Stated                                             Primary
     Loan         Maturity      Maturity                  Monthly       Admin.     Servicing    Estate        Loan
    Number        (Months)        Date      Due Date      Payment      Fee Rate    Fee Rate    Interest      Seller
---------------------------------------------------------------------------------------------------------------------
  655171-1           119         11/1/06       1st       $12,208.09     0.287%      0.150%    Fee Simple      CREI
    300003           118         10/1/06       1st       $68,901.84     0.262%      0.125%    Fee Simple      NMCC
    300009           118         10/1/06       1st       $66,536.04     0.262%      0.125%    Fee Simple      NMCC
    300022           117         9/1/06        1st       $56,626.05     0.262%      0.125%    Fee Simple      NMCC
    300002           80          8/1/03        1st       $46,613.06     0.262%      0.125%    Fee Simple      NMCC
    962135           112         4/1/06        1st       $47,708.52     0.257%      0.120%    Fee Simple      NMCC
    100131           114         6/1/06        1st       $37,438.20     0.262%      0.125%    Fee Simple      NMCC
    962151           115         7/1/06        1st       $35,560.93     0.262%      0.125%    Fee Simple      NMCC
    300023           118         10/1/06       1st       $32,789.70     0.262%      0.125%    Leasehold       NMCC
    100143           118         10/1/06       1st       $29,204.28     0.262%      0.125%    Fee Simple      NMCC
    100136           117         9/1/06        1st       $25,729.84     0.262%      0.125%    Fee Simple      NMCC
    951114           112         4/1/06        1st       $24,664.31     0.257%      0.120%    Fee Simple      NMCC
    962128           111         3/1/06        1st       $25,317.13     0.257%      0.120%    Fee Simple      NMCC
    100125           114         6/1/06        1st       $22,946.26     0.262%      0.125%    Fee Simple      NMCC
    962156           117         9/1/06        1st       $24,553.68     0.307%      0.170%    Fee Simple      NMCC
    962153           115         7/1/06        1st       $21,263.24     0.262%      0.125%    Fee Simple      NMCC
    951122           111         3/1/06        1st       $21,234.60     0.257%      0.120%    Fee Simple      NMCC
    300013           117         9/1/06        1st       $21,820.14     0.262%      0.125%    Fee Simple      NMCC
    100122           114         6/1/06        1st       $21,057.85     0.262%      0.125%    Fee Simple      NMCC
    300012           79          7/1/03        1st       $20,969.37     0.262%      0.125%    Fee Simple      NMCC
    962152           115         7/1/06        1st       $19,756.07     0.262%      0.125%    Fee Simple      NMCC
    300019           116         8/1/06        1st       $23,025.22     0.262%      0.125%    Fee Simple      NMCC
    300004           116         8/1/06        1st       $18,573.07     0.262%      0.125%    Fee Simple      NMCC
    300025           118         10/1/06       1st       $15,644.35     0.262%      0.125%    Fee Simple      NMCC
    100138           116         8/1/06        1st       $15,992.07     0.262%      0.125%    Fee Simple      NMCC
    100066           114         6/1/06        1st       $15,701.93     0.262%      0.125%    Fee Simple      NMCC
    100090           142         10/1/08       1st       $21,460.42     0.262%      0.125%    Fee Simple      NMCC
    300026           118         10/1/06       1st       $14,122.06     0.262%      0.125%    Fee Simple      NMCC
    962136           112         4/1/06        1st       $14,700.88     0.257%      0.120%    Fee Simple      NMCC
    962129           112         4/1/06        1st       $14,427.55     0.257%      0.120%    Fee Simple      NMCC
    100089           142         10/1/08       1st       $20,788.09     0.262%      0.125%    Fee Simple      NMCC
    100146           115         7/1/06        1st       $15,073.33     0.262%      0.125%    Fee Simple      NMCC
    100121           114         6/1/06        1st       $14,523.32     0.262%      0.125%    Fee Simple      NMCC
    100142           116         8/1/06        1st       $17,792.21     0.262%      0.125%    Fee Simple      NMCC
    300018           117         9/1/06        1st       $13,934.21     0.287%      0.150%    Fee Simple      NMCC
    300021           118         10/1/06       1st       $11,331.41     0.262%      0.125%    Fee Simple      NMCC
    100145           115         7/1/06        1st        $9,981.53     0.262%      0.125%    Fee Simple      NMCC
    951126           112         4/1/06        1st        $9,742.19     0.257%      0.120%    Fee Simple      NMCC
    962144           111         3/1/06        1st       $10,933.02     0.257%      0.120%    Fee Simple      NMCC
    962150           78          6/1/03        1st        $8,874.78     0.387%      0.250%    Fee Simple      NMCC
    100213           82          10/1/03       1st      $177,770.97     0.262%      0.125%    Fee Simple      NMCC
    100214           82          10/1/03       1st       $71,172.68     0.262%      0.125%    Fee Simple      NMCC
    100192           116         8/1/06        1st       $54,191.00     0.287%      0.150%    Fee Simple      NMCC
    100178           114         6/1/06        1st       $54,936.61     0.287%      0.150%    Fee Simple      NMCC
    100209           120         12/1/06       1st       $46,390.76     0.287%      0.150%    Fee Simple      NMCC
    100229           83          11/1/03       1st       $39,027.19     0.287%      0.150%    Fee Simple      NMCC
    100196           116         8/1/06        1st       $37,580.78     0.287%      0.150%    Fee Simple      NMCC
    100118           110         2/1/06        1st       $34,193.80     0.337%      0.200%    Fee Simple      NMCC
    100187           79          7/1/03        1st       $35,597.07     0.262%      0.125%    Leasehold       NMCC
    100185           114         6/1/06        1st       $35,707.56     0.337%      0.200%    Fee Simple      NMCC
    100197           117         9/1/06        1st       $30,784.89     0.337%      0.200%    Fee Simple      NMCC
    100195           116         8/1/06        1st       $25,840.08     0.337%      0.200%    Fee Simple      NMCC
    100210           120         12/1/06       1st       $20,376.21     0.287%      0.150%    Fee Simple      NMCC
    100204           83          11/1/03       1st       $18,531.68     0.337%      0.200%    Fee Simple      NMCC
    100170           76          4/1/03        1st       $17,638.25     0.337%      0.200%    Fee Simple      NMCC
    100183           114         6/1/06        1st       $17,003.60     0.337%      0.200%    Fee Simple      NMCC

     Loan                                                                             Zip    Mortgage     Original     Cut-Off Date
    Number     Property  Address                          City                  State Code     Rate        Balance       Balance
-----------------------------------------------------------------------------------------------------------------------------------
    216807     308 S. Clark Road                          Cedar Hill            TX   75104    9.530%      $1,900,000     $1,866,531
    100200     2617, 2647, 2667 W. Evans Ave.             Denver                CO   80219    8.820%      $1,700,000     $1,698,438
    100211     8725 Calmont Avenue                        Ft. Worth             TX   75041    8.710%      $1,560,000     $1,559,095
    100212     76, 80 & 90 Park Street                    Lynn                  MA   01905    9.230%      $1,522,000     $1,519,377
    100215     103 Yorkleigh Ave.                         Jamestown             NC   27282    8.780%      $1,400,000     $1,399,200
    100184     6014 Northwest 23rd Street                 Oklahoma City         OK   73101    9.160%      $1,300,000     $1,293,095
    100117     4040 Parliament Dr.                        Alexandria            LA   71303    8.050%      $1,007,000     $1,000,106
    100186     West 161st Street & Ft. Washington Ave.    New York              NY   10032    9.250%        $794,000       $793,379
    300001     4520 Arville Street                        Las Vegas             NV   89103    8.520%      $3,300,000     $3,273,861
    951221     1053 East Whitaker Mill Road               Raleigh               NC   27604    8.505%      $2,250,000     $2,192,440
    300005     212 W.  Woodlawn Road                      Charlotte             NC   28210    9.690%     $10,450,000    $10,397,716
    300006     440 Griffith Road                          Charlotte             NC   28210    9.690%      $5,200,000     $5,173,983
    300017     51 Gulf Breeze Pkwy                        Gulf Breeze           FL   32561    9.920%      $5,100,000     $5,080,888
    300011     3030 High Point Road                       Greensboro            NC   27403    9.650%      $3,350,000     $3,336,945
    400005     2055 Rex Road                              Lake City             GA   30260    9.990%      $6,000,000     $5,982,074
    962355     2401 Cass Road                             Toledo                OH   43614    8.940%      $5,600,000     $5,566,003
    951325     405 Folse Drive                            Harahan               LA   70123    8.990%      $5,500,000     $5,456,914
    962354     2040 McCrea Street                         Alliance              OH   44601    9.400%      $3,500,000     $3,484,929
    400004     550 Flank Road                             Petersburg            VA   23805    9.199%      $1,900,000     $1,893,162

                  Remaining
               Term to Stated    Stated                                             Primary
     Loan         Maturity      Maturity                  Monthly       Admin.     Servicing    Estate        Loan
    Number        (Months)        Date      Due Date      Payment      Fee Rate    Fee Rate    Interest      Seller
--------------------------------------------------------------------------------------------------------------------
    216807            64          4/1/02       1st            $16,639.880.387%      0.250%    Fee Simple      NMCC
    100200           119         11/1/06       1st            $14,057.380.287%      0.150%    Fee Simple      NMCC
    100211           119         11/1/06       1st            $12,227.990.287%      0.150%    Fee Simple      NMCC
    100212           118         10/1/06       1st            $13,013.130.387%      0.250%    Fee Simple      NMCC
    100215           119         11/1/06       1st            $11,043.820.287%      0.150%    Fee Simple      NMCC
    100184           114         6/1/06        1st            $11,052.340.337%      0.200%    Fee Simple      NMCC
    100117           110         2/1/06        1st             $7,424.140.337%      0.200%    Fee Simple      NMCC
    100186           118         10/1/06       1st             $6,532.040.337%      0.200%    Fee Simple      NMCC
    300001           112         4/1/06        1st            $26,616.990.257%      0.120%    Fee Simple      NMCC
    951221           75          3/1/03        1st            $22,163.230.382%      0.245%    Fee Simple      NMCC
    300005           116         8/1/06        1st            $98,707.910.262%      0.125%    Fee Simple      NMCC
    300006           116         8/1/06        1st            $49,117.810.262%      0.125%    Fee Simple      NMCC
    300017           117         9/1/06        1st            $48,946.090.262%      0.125%    Fee Simple      NMCC
    300011           117         9/1/06        1st            $31,555.260.312%      0.175%    Fee Simple      NMCC
    400005           79          7/1/03        1st            $54,479.750.362%      0.225%    Fee Simple      NMCC
    962355           77          5/1/03        1st            $47,265.160.262%      0.125%    Fee Simple      NMCC
    951325           111         3/1/06        1st            $46,612.770.317%      0.180%    Fee Simple      NMCC
    962354           78          6/1/03        1st            $30,336.440.262%      0.125%    Fee Simple      NMCC
    400004           115         7/1/06        1st            $16,204.440.337%      0.200%    Fee Simple      NMCC

Footnotes:

          (i) Administrative Fee includes the Master Servicing Fee (which includes the Primary Servicer Fee and the Standby Fee) and the Trustee Fee.

         (ii) The monthly payment steps down to $8,433.02 in the 73rd month of the Mortgage Loan

        (iii) These two Mortgaged Properties secure one Mortgage Loan evidenced by one Mortgage Note. An original balance was attributed to each such Mortgaged Property for the purpose of determining (among other things) a Cut-Off Date LTV Ratio, an U/W DSCR and a DSCR for each such Mortgaged Property.

                                   EXHIBIT B-1

                      FORM OF CERTIFICATE OF AN OFFICER OF
                           CITICORP REAL ESTATE, INC.


                         MORTGAGE CAPITAL FUNDING, INC.
            Multifamily/Commercial Mortgage Pass-Through Certificates
                                 Series 1996-MC2

             Certificate of an Officer of Citicorp Real Estate, Inc.

          I, ___________________, a ____________________________ of Citicorp
Real Estate, Inc. ("CREI"), hereby certify as follows:

          1. CREI is a corporation duly organized and validly existing under the laws of the State of Delaware.

          2. Attached hereto as Exhibit I are true and correct copies of the Articles of Incorporation and By-Laws of CREI, which Articles of Incorporation and By-Laws are on the date hereof, and have been at all times from and including ______________, 19__, except as amended effective _____________, 19__, in the case of the Articles of Incorporation, and ____________, 19__, [except as amended effective _________, 19__,] in the case of the ByLaws, in full force and effect.

          3. To the best of my knowledge, no proceedings looking toward liquidation or dissolution of CREI are pending or contemplated.

          4. Each person listed below is and has been the duly elected and qualified officer or authorized signatory of CREI and his genuine signature is set forth opposite his name:

Name                          Office                        Signature
----                          ------                        ---------

_________________________     _________________________     ____________________

_________________________     _________________________     ____________________


          5. Each person listed above who signed, either manually or by facsimile signature, (a) the mortgage loan purchase agreement, dated as of December 11, 1996, between PNC Bank, National Association ("PNC Bank") and CREI, providing for the purchase by CREI from PNC Bank of certain of the Mortgage Loans, (b) the mortgage loan purchase agreement, dated as of December 11, 1996, between NationsBanc Mortgage Capital Corporation ("NMCC") and CREI, providing for the purchase by CREI from NMCC of certain of the Mortgage Loans, (c) the mortgage loan purchase agreement, dated as of December 11, 1996, between Mortgage Capital Funding, Inc. ("MCFI") and CREI, providing for the purchase by MCFI from CREI of the Mortgage Loans, (d) the Pooling and Servicing Agreement, dated as of December 1, 1996

(the "Pooling Agreement"), among MCFI as sponsor, CREI as mortgage loan seller, NMCC as an additional warranting party, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee and REMIC administrator and ABN AMRO Bank N.V. as fiscal agent, (e) the Underwriting Agreement, dated as of December 11, 1996, among MCFI, Citibank, N.A. ("Citibank") and NationsBanc Capital Markets, Inc. ("NationsBanc"), providing for the purchase by Citibank and NationsBanc from MCFI of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates, (f) the Certificate Purchase Agreement, dated as of December 11, 1996, among MCFI, Citibank and NationsBanc providing for the purchase by Citibank and NationsBanc from MCFI of the Class X, Class F, Class G, Class H, Class R-I and Class R-II Certificates, and (g) any other document delivered prior hereto or on the date hereof in connection with the transactions contemplated by the foregoing agreements was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

          Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this certificate as of December __, 1996.


                                          By:_________________________________
                                          Name:
                                          Title:


          I, _______________________, a _____________________________ of CREI,
hereby certify that ___________________ is duly elected or appointed, as the case may be, qualified and acting ___________________ of CREI and that the signature appearing above is such officer's genuine signature.

          IN WITNESS WHEREOF, the undersigned has executed this certificate as of December __, 1996.


                                          By:__________________________________
                                          Name:
                                          Title:

                                   EXHIBIT B-2

                FORM OF CERTIFICATE OF CITICORP REAL ESTATE, INC.

                         MORTGAGE CAPITAL FUNDING, INC.
            Multifamily/Commercial Mortgage Pass-Through Certificates
                                 Series 1996-MC2

                    Certificate of Citicorp Real Estate, Inc.

          In connection with the execution and delivery by Citicorp Real Estate, Inc. ("CREI") of, and the consummation of the various transactions contemplated by, (a) the Mortgage Loan Purchase Agreement, dated as of December 11, 1996 (the "Mortgage Loan Purchase Agreement"), between Mortgage Capital Funding, Inc. ("MCFI") and CREI, providing for the purchase by MCFI from CREI of the Mortgage Loans, and (b) the Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Pooling Agreement" and, together with the Mortgage Loan Purchase Agreement, the "Agreements"), among MCFI as sponsor, CREI as mortgage loan seller, NationsBanc Mortgage Capital Corporation as an additional warranting party, GMAC Commercial Mortgage Corporation as master servicer and special servicer, LaSalle National Bank as trustee and REMIC administrator and ABN AMRO Bank N.V. as fiscal agent, CREI hereby certifies that (i) the representations and warranties of CREI in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) CREI has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Agreements.

          Certified this ___ day of December, 1996.

                                          CITICORP REAL ESTATE, INC.


                                          By:
                                             --------------------------
                                          Name:
                                          Title:

                                   EXHIBIT B-3

            FORM OF OPINION OF COUNSEL TO CITICORP REAL ESTATE, INC.


                                             December __, 1996


Mortgage Capital Funding, Inc.               Citibank, N.A.
399 Park Avenue                              399 Park Avenue
New York, New York 10043                     New York, New York 10043

NationsBanc Capital Markets, Inc.            Moody's Investors Service, Inc.
NationsBank Corporate Center, 11th Floor     99 Church Street
100 North Tryon Street                       New York, New York  10007
Mail Code: NC1-007-11-07
Charlotte, North Carolina  28255

Fitch Investors Service, L.P.
One State Street Plaza
New York, New York  10004


            Re:   Mortgage Capital Funding, Inc.
                  Multifamily/Commercial Mortgage Pass-Through
                  Certificates, Series 1996-MC2
                  --------------------------------------------

Ladies and Gentlemen:

          This opinion is being provided to you by the undersigned, as an Associate General Counsel of Citicorp Real Estate, Inc. ("CREI") pursuant to
Section 7(e) of the Mortgage Loan Purchase Agreement, dated as of December 11, 1996 (the "Purchase Agreement"), between Mortgage Capital Funding, Inc. ("MCFI") as purchaser and CREI as seller, and the Pooling and Servicing Agreement referenced therein (together with the Purchase Agreement, the "Agreements") relating to the sale by CREI of certain mortgage loans and various other related transactions pursuant to and as contemplated by the Purchase Agreement. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Purchase Agreement.

          I (or attorneys under my supervision) have examined originals or copies, certified or otherwise identified to my satisfaction, of such corporate records of CREI, certificates of public officials, officers of CREI and other persons and other documents, agreements and

December __, 1996                                                   Page 2.

instruments and have made such other investigations as I have deemed necessary or appropriate for purposes of this opinion.

          Based upon the foregoing, I am of the opinion that:

     1. CREI is a corporation validly existing under the laws of the State of Delaware, with full power authority under such laws to own its properties and assets and to conduct its business as contemplated in the Agreements and to enter into and perform its obligations under the Agreements.

     2. Each Agreement has been duly authorized, executed and delivered by CREI and, upon due authorization, execution and delivery by the other parties thereto, will constitute a valid, legal and binding agreement of CREI, enforceable against CREI in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws relating to or affecting the enforcement of creditors rights generally, (b) general principles of equity and the rights of creditors of banks in particular, whether enforcement is sought in a proceeding in equity or at law and (c) public policy considerations underlying the securities laws, to the extent such public policy considerations limit the enforceability of the provisions of such agreement that purport to provide indemnification from securities law liabilities.

     3. Based upon my review of the laws, rules and regulations of the State of New York and the securities laws, rules and regulations of the United States which, in my experience, are normally applicable to transactions of the type provided for by the Agreements, no consent, approval, authorization or order of any court, governmental agency or body is required in connection with the execution and delivery by CREI of the Agreements, except for those consents, approvals, authorizations or orders that previously have been obtained.

     4. Neither the transfer of the Mortgage Loans as provided in the Agreements, nor the fulfillment of the terms of or the consummation of any other of the transactions contemplated by the Agreements, will conflict with or result in a violation of the Articles of Incorporation or the By-laws of CREI or any agreement or instrument, order, writ, judgment or decree known to me to which CREI is a party or is subject.

     5. To the best of my knowledge, there are no actions or proceedings against CREI, pending or overtly threatened in writing before any court, governmental agency or arbitrator which (i) affect the enforceability of any of the Agreements or (ii) either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of CREI or in any material impairment of any of the right or ability of CREI to carry on its business substantially as now conducted, or which would draw into question the validity of any of the Agreements or of any action to be taken in

December __, 1996                                                   Page 3.


          connection with its obligations contemplated therein, or which would materially impair its ability to perform under the terms of any of the Agreements.

          The opinions expressed herein are limited to the laws of the State of New York and the Federal law of the United States.

          This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon without my express written consent.


                                                      Very truly yours,


                                                      Stephen E. Dietz, Esq.